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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): JULY 19, 1999

                                LEARN2.COM, INC.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                        0-24936                      75-2480669
(State or other jurisdiction     (Commission File Number)     (IRS Employer Identification
       of incorporation)                                                 Number)
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
 925 WESTCHESTER AVENUE, WHITE PLAINS, NEW                    10604
                    YORK
  (Address of principal executive offices)                  (Zip Code)
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Registrant's telephone number, including area code: (914) 682-4300

                                7TH LEVEL, INC.
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS

    On July 19, 1999, the Registrant issued the press release attached hereto as
Exhibit 99.4 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

    99.4 Press Release of 7th Level, Inc. dated July 19, 1999.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                7TH LEVEL, INC.

                                By:              /s/ MARC E. LANDY
                                     -----------------------------------------
                                                   Marc E. Landy
                                      Vice President, Chief Financial Officer
                                                   and Secretary
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Date: July 19, 1999
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                               INDEX TO EXHIBITS

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
EXHIBIT NO.
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
99.4         Press Release of 7th Level, Inc. dated July 19, 1999.
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